UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
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ADVANCED SERIES TRUST

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

Gateway Center Three
100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
September 19, 2011

To the Shareholders of AST Academic Strategies Asset Allocation Portfolio of Advanced Series Trust:

Notice is hereby given that a special meeting of shareholders of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio) of Advanced Series Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey on September 19, 2011 at 10:00 a.m. Eastern Daylight Time or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting:

1.

To approve a new subadvisory agreement relating to the Portfolio, by and among PI, AST Investment Services, Inc. (ASTISI), and Bache Asset Management, Incorporated (formerly Prudential Bache Asset Management, Incorporated (PBAM)), subsequent to a change in control of PBAM; and

2.	To approve a new subadvisory agreement relating to the Portfolio, by and among PI, ASTISI , and Jefferies Asset Management, LLC.

Shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement.

The Proposals referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust has fixed the close of business on August 5, 2011 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares of the Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each full share of the Portfolio is entitled to one vote on each Proposal and each fractional share of the Portfolio is entitled to a corresponding fractional vote on each Proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement attached to this Notice. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING. YOU CAN THEN VOTE IN PERSON AT THE MEETING AFTER SUCH REVOCATION.

By order of the Board of Trustees of Advanced Series Trust,

     Jonathan D. Shain
   Assistant Secretary
  Advanced Series Trust

  August 19, 2011

ADVANCED SERIES TRUST

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT DATED AUGUST 19, 2011
Special Meeting of Shareholders
To Be Held on September 19, 2011

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve the following Proposals:

•

To approve a subadvisory agreement relating to the Portfolio (the Bache Subadvisory Agreement), by and among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTISI and , together with PI, the Manager) and Bache Asset Management, Incorporated (formerly Prudential Bache Asset Management, Incorporated (PBAM)), subsequent to a change in control of PBAM; and

•	To approve a new subadvisory agreement relating to the Portfolio (the Jefferies Subadvisory Agreement), by and among PI, ASTISI, and Jefferies Asset Management, LLC (Jefferies) .

Shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on September 19, 2011 at 10:00 a.m. Eastern Daylight Time or at such adjourned time as may be necessary to vote. The Board is soliciting these voting instructions on behalf of the Portfolio. This Proxy Statement will first be sent to Portfolio shareholders on or about August 25, 2011, and is also available at http://www.prudential.com/view/page/public/12669. The close of business on August 5, 2011 (the Record Date) has been fixed as the record date for the determination of Portfolio shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 676,771,602 outstanding shares of the Portfolio.

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust's annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (800) 752-6342.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust is organized as a Massachusetts business trust. The Portfolio is organized as a separate series of the Trust. The Portfolio was first offered as of December 5, 2005. The Portfolio was known as the AST Balanced Asset Allocation Portfolio from December 5, 2005 to July 21, 2008. The Portfolio has been known as the AST Academic Strategies Asset Allocation Portfolio from July 21, 2008 to the present.

ASTISI, One Corporate Drive, Shelton, Connecticut 06484, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the co-managers of the Portfolio pursuant to a management agreement (the Management Agreement) with the Trust relating to the Portfolio. As of June 30, 2011, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $163.2 billion.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PI and ASTISI. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Investment Servicing (U.S.) Inc. (BNYIS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYIS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYIS for such services.

Reason for the Meeting

From September 2008 to June 30, 2011, Prudential Bache Asset Management, Incorporated managed the Portfolio’s commodities investment sleeve based upon the application of its Bache Commodity IndexSM (the BCI) pursuant to a subadvisory agreement by and among the Manager and PBAM (the Prior Subadvisory Agreement). The BCI is described in greater detail under the heading “Proposals To Approve New Subadvisory Agreements---Proposal No. 1: To Approve the Bache Subadvisory Agreement.” As of June 30, 2011, Jefferies Group, Inc. (Jefferies Group) completed its acquisition of Prudential Financial Inc.’s (PFI) Global Commodities Group, including PBAM (the Transaction). Upon completion of the Transaction on June 30, 2011, PBAM came under the control of Jefferies Group and began to operate as Bache Asset Management, Incorporated. Bache is located at One New York Plaza, 13th Floor, New York, New York, 10292.

Completion of the Transaction, however, resulted in the termination of the Prior Subadvisory Agreement. In order to prevent the completion of the Transaction and the resulting termination of the Prior Subadvisory Agreement from disrupting the management of the Portfolio’s commodities investment sleeve, the Manager asked the Board at its June 15-17, 2011 meeting to consider and approve, and the Board approved, an interim subadvisory agreement relating to the Portfolio (the Interim Subadvisory Agreement), by and among the Manager and Bache. Bache has been managing the Portfolio’s commodities investment sleeve based upon the application of the BCI pursuant to the Interim Subadvisory Agreement since July 1, 2011. The Interim Subadvisory Agreement is substantially similar to the Prior Subadvisory Agreement and must terminate no later than November 27, 2011.

Based upon the Manager’s recommendation at a special, in-person Board meeting held on August 3, 2011, the Board approved both the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. The Board recommends that Portfolio shareholders approve each Proposal. If both Proposals are approved, the Manager anticipates that Bache will continue to serve as subadviser under the Bache Subadvisory Agreement until the trading and custody agreements and operational arrangements required for implementation of the Jefferies Subadvisory Agreement are finalized, at which point management of the Portfolio’s commodities investment sleeve will transition from Bache to Jefferies, and Jefferies will manage the Portfolio’s commodities investment sleeve under the Jefferies Subadvisory Agreement.Jefferies is also under the control of Jefferies Group.Jefferies would use its own investment strategy rather than the BCI to manage the Portfolio’s commodities investment sleeve. Jefferies’ investment strategy is described in greater detail below under the heading “Proposals To Approve New Subadvisory Agreements---Proposal No. 2: To Approve the Jefferies Subadvisory Agreement.” The Manager anticipates that such transition can take place during the late third quarter or early fourth quarter of 2011.

The Proposals, if approved by Portfolio shareholders, would not change the overall investment management fee paid by the Portfolio to the Manager. Therefore, the Proposals do not affect the fees borne by Portfolio shareholders.

Shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement.

Voting

The various portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). As of the Record Date, Prudential Annuities Life Assurance Corporation (PALAC), Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey (Pruco NJ), Allstate Life Insurance Company, and Allstate Life Insurance Company of New York, are the only Participating Insurance Companies.Each of PALAC, PICA, Pruco, and Pruco NJ is an affiliate of ASTISI and PI. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Portfolio through the Contracts and should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.

Each Contract owner invested in the Portfolio at the close of business on August 5, 2011 (the Record Date) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting and any adjournment thereof, and will be entitled to give voting instructions equivalent to one vote for each full share of the Portfolio and a fractional vote for each fractional share of the Portfolio that he or she beneficially owns on the Record Date. In addition, in accordance with requirements of the Securities and Exchange Commission (the SEC), the relevant Participating Insurance Company will vote all shares of the Portfolio, including Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (i.e., for the Proposal, against the Proposal, or abstain). The presence at the Meeting of less than all of the Participating Insurance Companies may be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

The required vote for shareholder approval of the Proposals, the various methods that shareholders may use to vote, and a description of how Portfolio shareholders may revoke voting instructions are described in more detail in this Proxy Statement under the caption "Voting Information."

PROPOSALS TO APPROVE NEW SUBADVISORY AGREEMENTS

At a special, in-person meeting of the Board held on August 3, 2011, at which a majority of the Trustees were in attendance (including all of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (referred to herein as the “Independent Trustees”)), the Board approved, based upon the Manager’s recommendations, the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement (together, the New Subadvisory Agreements). The Board also approved submitting the Proposals to Portfolio shareholders for their approval. As noted above, shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement.

The Trust operates under an exemptive order from the SEC that generally permits the Manager, without approval from the Board, to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval. However, because PBAM and the Manager were under the common control of PFI prior to the completion of the Transaction, because the agreement governing the Transaction required PFI and Jefferies Group to use reasonable best efforts to obtain any third party consents required in connection with the Transaction, and because the Transaction resulted in an economic benefit to PFI, the parent of the Manager, the Manager has determined not to rely on the exemptive order and instead is seeking shareholder approval of each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement, in addition to seeking Board approval.
Pursuant to the Transaction, Jefferies Group paid $419.5 million in cash to PFI, acquired assets of approximately $5.2 billion and assumed approximately $4.8 billion in liabilities of PFI's Global Commodities Group. Such amounts are based on the Global Commodities Group's May 31, 2011 balance sheet and are subject to adjustments based on the Global Commodities Group's June 30, 2011 balance sheet. Such amounts will also be subject to acquisition accounting adjustments which will not affect the purchase price.

The proposed form of Bache Subadvisory Agreement and the proposed form of Jefferies Subadvisory Agreement are attached as Exhibit A and Exhibit B, respectively, to this Proxy Statement.

Proposal No. 1: To Approve the Bache Subadvisory Agreement

From September 2008 to June 30, 2011, the Portfolio’s commodities investment sleeve was managed by PBAM based upon the application of the BCI. Pursuant to the Prior Subadvisory Agreement, PBAM furnished investment advisory services in connection with the management of the Portfolio, subject to the supervision and oversight of the Manager of the Portfolio. PBAM was an indirect, wholly-owned subsidiary of PFI until completion of the Transaction on June 30, 2011.

As of June 30, 2011, Jefferies Group completed the Transaction (i.e., its acquisition of PFI’s Global Commodities Group, including PBAM). Upon completion of the Transaction, PBAM came under the control of Jefferies Group, Inc. and began to operate as Bache Asset Management, Incorporated. Bache is located at One New York Plaza, 13th Floor, New York, New York, 10292. Bache is a wholly-owned subsidiary of Jefferies Bache Holdings, LLC, also located at One New York Plaza, 13th Floor, New York, NY, 10004, which is a wholly-owned subsidiary of Jefferies Group, Inc., 520 Madison Avenue, 10th Floor, New York, New York 10022. Jefferies Group is a global securities and investment banking firm that has been serving companies and investors for nearly 50 years. Jefferies Group is a publicly traded financial institution with a market capitalization of approximately $4.3 billion in assets under management as of May 31, 2011. Jefferies Group’s businesses include fixed income, equities and investment banking.

Under the 1940 Act, completion of the Transaction, however, resulted in the automatic termination of the Prior Subadvisory Agreement. In order to prevent the completion of the Transaction and the resulting termination of the Prior Subadvisory Agreement from disrupting the management of the Portfolio’s commodities investment sleeve, the Manager asked the Board at its June 15-17, 2011 meeting to consider and approve, and the Board approved, the Interim Subadvisory Agreement. The Interim Subadvisory Agreement became effective upon completion of the Transaction and the corresponding termination of the Prior Subadvisory Agreement. Bache has been managing the Portfolio’s commodities investment sleeve based upon the application of the BCI pursuant to the Interim Subadvisory Agreement since July 1, 2011.

As set forth above, Bache currently seeks to track the performance of the Bache Commodity IndexSM. The BCISM is a dynamic, long-only measure of the price behavior of various commodities traded in major exchanges worldwide. The primary objective of the BCISM is to provide broad-based exposure to global commodity markets. There are additional objectives of the BCI'sSM dynamic asset allocation methodology.

The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity. The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector. This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM. The third objective is to moderate the volatility inherent in the major commodity market sectors. This is accomplished by considering the optimized weights derived from the risk/return profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors. Additional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology. Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee. The advisory committee, which meets annually (and otherwise as necessary), may recommend changes in BCISM components as well as its methodology.

The investment management fees paid by the Portfolio to the Manager did not change as a result of Board approval of the Interim Subadvisory Agreement. In addition, the subadvisory fees paid by the Manager to Bache under the Interim Subadvisory Agreement are the same as the subadvisory fees paid by the Manager to PBAM under the Prior Subadvisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Subadvisory Agreement provides that compensation earned by Bache is paid into an interest-bearing escrow account with the Portfolio’s custodian. If the Bache Subadvisory Agreement is approved by Portfolio shareholders, the amount in the escrow account (including interest earned on that amount while in escrow) will be paid to Bache. If the Bache Subadvisory Agreement is not approved by Portfolio shareholders, Bache will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Bache in performing its duties under the Interim Subadvisory Agreement (plus interest earned on amounts held in escrow); or (ii) the total amount in the escrow account (plus interest earned on that amount while in escrow). The Interim Subadvisory Agreement will terminate pursuant to its terms no later than November 27, 2011, which is 150 days from the termination of the Prior Subadvisory Agreement on June 30, 2011 (i.e., the date on which the Prior Subadvisory Agreement terminated automatically due to the completion of the Transaction).

The subadvisory fees to be paid by the Manager to Bache under the Bache Subadvisory Agreement are the same as the subadvisory fees paid by the Manager to Bache under the Interim Subadvisory Agreement and by the Manager to PBAM under the Prior Subadvisory Agreement.
Approval of Proposal No. 1 will not affect the fees borne by Portfolio shareholders.

Set forth below are the names, titles and principal occupations of each director and principal executive officer of Bache. Unless otherwise indicated, the address of each individual is One New York Plaza, 13th Floor, New York, NY 10004.

Principal Officers of Bache
Name Position(s)	Principal Occupation(s) During Past Five Years
Kevin G. Kennedy President and Director	Senior Vice President of Jefferies Bache, LLC (since 2003), President of Bache Asset Management, Inc. (since June 2011 and, previously, from August 2009 to February 2010).
Ronald J. Ivans Portfolio Manager

Chief Financial Officer of Jefferies Bache, LLC and senior executive for various legal entities within Jefferies Group (since 2003), Portfolio Manager of Bache Asset Management, Inc. (since August 2009).

Alex H. Ladouceur Director	President of Jefferies Bache, Inc. and senior executive of various legal entities within Jefferies Group (since 2001), Director of Bache Asset Management, Inc. (since 2010).
Ryan K. Byrne Director

Senior Vice President (since 2005) and Head of the Precious Metals Trading Desk (since 2010) of Jefferies Bache Financial Services, LLC (since 2009), Director and Vice President of Bache Asset Management, Inc. (since 2008).

The Manager recently completed a review of certain investment advisers who employ active commodities-related investment strategies. In addition to approving the Bache Subadvisory Agreement at the special, in-person meeting of the Board held on August 3, 2011, the Board also approved the Manager’s recommendation to transition the management of the Portfolio’s commodities investment sleeve from Bache to Jefferies. Jefferies is located at The Metro Center, One Station Place, Three North, Stamford, CT 06902. The Board recommends that Portfolio shareholders approve each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. If each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement is approved, the Manager anticipates that Bache will continue to serve as subadviser to the Portfolio under the Bache Subadvisory Agreement until the trading and custody agreements and operational arrangements required for implementation of the Jefferies Subadvisory Agreement are finalized. At such time, management of the Portfolio’s commodities investment sleeve would be transitioned from Bache to Jefferies, and Jefferies would manage the Portfolio’s commodities investment sleeve under the Jefferies Subadvisory Agreement. Jefferies would use its own investment strategy rather than the BCI to manage the Portfolio’s commodities investment sleeve. Jefferies’ investment strategy is described in greater detail under the heading “Proposals To Approve New Subadvisory Agreements---Proposal No. 2: To Approve the Jefferies Subadvisory Agreement.” The Manager anticipates that such transition can take place during the late third quarter or early fourth quarter of 2011.

Proposal No. 2: To Approve the Jefferies Subadvisory Agreement

The Manager selects subadvisers to manage all or a portion of the assets of the Portfolio, subject to the review and approval of the Board, and monitors subadviser performance. The Board approved the Manager’s recommendation to transition the management of the Portfolio’s commodities investment sleeve from Bache to Jefferies at the special, in-person meeting of the Board held on August 3, 2011 and recommends that shareholders approve the Jefferies Subadvisory Agreement. Jefferies would use its own investment strategy rather than the BCI to manage the Portfolio’s commodities investment sleeve. If both New Subadvisory Agreements receive the required shareholder approval, the Manager would expect to terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement immediately thereafter. The Manager would then terminate the Bache Subadvisory Agreement and have the Jefferies Subadvisory Agreement go into effect as soon as reasonably practicable after all of the trading and custody agreements and operational arrangements required for implementation of Jefferies’ investment strategy have been finalized. The Manager anticipates that Jefferies and its portfolio management team would be able to begin managing the Portfolio’s commodities asset class using its proprietary investment strategies during the late third quarter or early fourth quarter of 2011. In implementing the proposed Jefferies strategy, the Portfolio may incur expenses in connection with the restructuring of the financial instruments that provide exposure to the commodities asset class, and such additional expenses can affect the Portfolio’s performance.

Approval of Proposal No. 2 will not affect the fees borne by Portfolio shareholders.

The proposed Jefferies strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise benchmark indexes, and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in benchmark indexes.

Jefferies is located at One Station Place, Three North, Stamford, CT 06902. Jefferies is a wholly-owned subsidiary of Jefferies Group, Inc., 520 Madison Avenue, 10th Floor, New York, New York 10022. Jefferies Group is a global securities and investment banking firm that has been serving companies and investors for nearly 50 years. Jefferies Group is a publicly traded financial institution with a market capitalization of approximately $4.3 billion in assets under management as of May 31, 2011. Jefferies Group’s businesses include fixed income, equities and investment banking.

Set forth below are the names, titles and principal occupations of each director and principal executive officer of Jefferies. Unless otherwise indicated, the address of each individual is c/o Jefferies Asset Management, LLC, One Station Place, Three North, Stamford, CT 06902:

Principal Officers of Jefferies
Name Position(s)	Principal Occupation(s) During Past Five Years
Adam De Chiara Co-President and Portfolio Manager	Co-President of Jefferies Financial Products, LLC (November 2003 to December 2010), Co-President of Jefferies Commodity Investment Services, LLC (since December 2009).
Bradford Klein Co-President	President of Jefferies Financial Products, LLC (since November 2003), Co-President of Jefferies Commodity Investment Services, LLC (since December 2009).
Peregrine C. de M. Broadbent Chief Financial Officer

Executive Vice President and Chief Financial Officer for Jefferies & Co., Inc., a registered broker-dealer, Jefferies Group, Inc. (NYSE: JEF), and certain affiliates (since November 2007); Chief Financial Officer of Jefferies Commodity Investment Services, LLC (since December 2009); Managing Director, Head of Institutional Controllers (Fixed Income, Equity and Investment Banking) of Morgan Stanley (November 2003 to November 2007).

Andrew Kaplan Executive Vice President and General Counsel

Executive Vice President and General Counsel of Jefferies Financial Products, LLC (since March 2004), Executive Vice President and General Counsel of Jefferies Commodity Investment Services, LLC (since December 2009); Secretary of Jefferies (since December 2005).

Michael Kaplan Managing Director and Director of Operations

Managing Director and Director of Operations of Jefferies Financial Products, LLC (since January 2004), Managing Director and Director of Operations of Jefferies Commodity Investment Services, LLC (since December 2009).

Michael S. Sheehy Senior Vice President and Chief Compliance Officer

Senior Vice President and Chief Compliance Officer of Jefferies Financial Products, LLC (since July 2007), Senior Vice President and Chief Compliance Officer of Jefferies Commodity Investment Services, LLC (since December 2009); associate at Cobb & Associates LLC (February 2006 to July 2007).

Todd Streichler Managing Director and Director of Finance

Managing Director and Director of Finance of Jefferies Financial Products, LLC (since March 2004), Managing Director and Director of Finance of Jefferies Commodity Investment Services, LLC (since December 2009).

Terms of the New Subadvisory Agreements

The New Subadvisory Agreements are substantially identical in all material respects to each other and to the Prior Subadvisory Agreement and the Interim Subadvisory Agreement, other than with respect to fees (i.e., the proposed subadvisory fee rate for Jefferies is slightly higher than the subadvisory fee rate for PBAM and Bache as shown in the table below), the effective dates and the termination dates, and the escrow provisions in the Interim Subadvisory Agreement.

Under each New Subadvisory Agreement, each of Bache and Jefferies (each, a Subadviser and together, the Subadvisers) is compensated by the Manager (and not the Portfolio) for the portion of the assets of the Portfolio that it manages as follows:

Prior Subadviser	Contractual Subadvisory Fee Rate under Prior Subadvisory Agreement
PBAM	0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; and 0.50% of average daily net assets exceeding $1 billion (Commodities only)+

Interim Subadviser	Contractual Subadvisory Fee Rate under Interim Subadvisory Agreement
Bache	0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; and 0.50% of average daily net assets exceeding $1 billion* (Commodities only) +

Proposed Subadviser	Proposed Contractual Subadvisory Fee Rates under New Subadvisory Agreements
Bache	0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; and 0.50% of average daily net assets exceeding $1 billion (Commodities only) +
Jefferies	0.60% of average daily net assets to $750 million; 0.55% of average daily net assets from $7 50 million to $1 billion; and 0.50% of average daily net assets exceeding $1 billion (Commodities only)++

+ PBAM and Bache have borne and Bache will continue to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio. The Portfolio (and not the Manager, PBAM, or Bache, as applicable) has borne and will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

* Pursuant to the Interim Subadvisory Agreement, compensation earned by Bache is paid into an interest-bearing escrow account with the Portfolio’s custodian. If the Bache Subadvisory Agreement is approved by Portfolio shareholders, the amount in the escrow account (including interest earned on that amount while in escrow) will be paid to Bache. If the Bache Subadvisory Agreement is not approved by Portfolio shareholders, Bache will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Bache in performing its duties under the Interim Subadvisory Agreement (plus interest earned on amounts held in escrow); or (ii) the total amount in the escrow account (plus interest earned on that amount while in escrow).

++ Jefferies and Bache have agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by it on behalf of the Portfolio but only during the first two years that it manages the Portfolio’s commodities investment sleeve. The Portfolio (and not the Manager, Jefferies, or Bache) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

Each New Subadvisory Agreement, if approved by shareholders, would not change the overall advisory fee paid by the Portfolio to the Manager. Therefore, this proposal will not affect the fees borne by shareholders.

Each New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, the relevant Subadviser is responsible for managing the investment operations of such portion of the Portfolio’s assets as delegated by the Manager and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the relevant Subadviser will provide the Manager with all books required to be maintained by an investment subadviser and will render to the Board such periodic and special reports as it may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement; and (iii) each New Subadvisory Agreement may be terminated at any time by Bache, Jefferies or by the Manager, as applicable, on not more than 60 days' nor less than 30 days' written notice to the other party to the relevant New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, each of Bache and Jefferies will not be liable for any act or omission in connection with their activities as subadviser to the Portfolio.

Expected Implementation of Revised Subadvisory Arrangements for Portfolio’s Commodities Investment Sleeve

As set forth above, shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement. The manner in which the New Subadvisory Agreements will be implemented will depend, in part, upon whether the Bache Subadvisory Agreement and/or the Jefferies Subadvisory Agreement receive the required shareholder approvals.

Shareholder Approval of Both Bache Subadvisory Agreement and Jefferies Subadvisory Agreement. If a majority of the Portfolio's outstanding voting securities approve both Proposals, the Manager would expect to terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement immediately thereafter. The compensation earned by Bache under the Interim Subadvisory Agreement and held in the above-described escrow account (including interest earned on that amount while in escrow) would be paid to Bache. Upon implementation of the Bache Subadvisory Agreement, the Manager would pay Bache based upon the terms and conditions of that agreement and would no longer deposit compensation earned by Bache in an interest-bearing escrow account with the Portfolio's custodian.The Manager would then terminate the Bache Subadvisory Agreement and have the Jefferies Subadvisory Agreement go into effect as soon as reasonably practicable after all of the trading and custody agreements and operational arrangements required for implementation of Jefferies’ investment strategies have been finalized.

Shareholder Approval of Jefferies Subadvisory Agreement but not Bache Subadvisory Agreement. If a majority of the Portfolio's outstanding voting securities do not approve the Bache Subadvisory Agreement but approve the Jefferies Subadvisory Agreement, the Manager would expect to have the Interim Subadvisory Agreement remain in effect until after all of the trading and custody agreements and operational arrangements required for implementation of Jefferies’ investment strategy have been finalized. Such arrangements are expected to be finalized prior to the time the Interim Subadvisory Agreement expires (i.e., November 27, 2011, which is 150 days from the termination of the Prior Subadvisory Agreement on June 30, 2011). Once such agreements and operational arrangements are finalized, the Manager would terminate the Interim Subadvisory Agreement and implement the Jefferies Subadvisory Agreement. For the period during which Bache provided services under the Interim Subadvisory Agreement, Bache would be paid, out of the above-described escrow account, the lesser of: (a) any costs incurred by Bache in performing the Interim Subadvisory Agreement (plus interest earned on amounts held in escrow); or (b) the total amount in the escrow account (plus interest earned on that amount while in escrow).

Shareholder Approval of Bache Subadvisory Agreement but not Jefferies Subadvisory Agreement. If a majority of the Portfolio's outstanding voting securities approve the Bache Subadvisory Agreement but do not approve the Jefferies Subadvisory Agreement, the Manager would expect to: (i) terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement immediately thereafter and (ii) consider its remaining options with respect to the Portfolio’s commodities investment sleeve. Its remaining options would include, without limitation, retaining another subadviser to manage the Portfolio’s commodities investment sleeve or obtaining exposure to the commodities investment class through investment in other pooled investment vehicles. The compensation earned by Bache under the Interim Subadvisory Agreement and held in the above-described escrow account (including interest earned on that amount while in escrow) would be paid to Bache. Upon implementation of the Bache Subadvisory Agreement, the Manager would pay Bache based upon the terms and conditions of that agreement and would no longer deposit compensation earned by Bache in an interest-bearing escrow account with the Portfolio's custodian.

Shareholder Disapproval of Both Bache Subadvisory Agreement and Jefferies Subadvisory Agreement. If a majority of the Portfolio's outstanding voting securities do not approve the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement, the Manager would consider its remaining options with respect to the Portfolio’s commodities investment sleeve. Its remaining options would include, without limitation, retaining another subadviser to manage the Portfolio’s commodities investment sleeve or obtaining exposure to the commodities investment class through investment in other pooled investment vehicles. For the period during which Bache provided services under the Interim Subadvisory Agreement, Bache would be paid, out of the above-described escrow account, the lesser of: (a) any costs incurred by Bache in performing the Interim Subadvisory Agreement (plus interest earned on amounts held in escrow); or (b) the total amount in the escrow account (plus interest earned on that amount while in escrow).

The Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement are attached as Exhibit A and Exhibit B, respectively, to this Proxy Statement.

Board Consideration of the New Subadvisory Agreements

The Board consists of ten (10) individuals, seven (7) of whom are Independent Trustees. The Portfolio is a series of the Trust. The Board is responsible for the oversight of the Portfolio and its operations, and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

The Board considered and approved the Manager’s proposals, and recommends that shareholders of the Portfolio approve, each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. In making the determination to approve the New Subadvisory Agreements, the Trustees, including the Independent Trustees, advised by independent legal counsel, considered the following information:

Approval of the Bache Subadvisory Agreement

At a June 10, 2008, in-person meeting of the Board, at which all of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved the Prior Subadvisory Agreement. The shareholders of the Portfolio approved the Prior Subadvisory Agreement at a special shareholders’ meeting held on June 23, 2008. The Board approved the renewal of the Prior Subadvisory Agreement a quarterly Board meeting held on June 15-17, 2011.

Jefferies Group, Inc. acquired PFI’s Global Commodities Group, including PBAM, effective as of June 30, 2011. This acquisition is referred to herein as the Transaction. Upon completion of the Transaction, PBAM came under the control of Jefferies Group, Inc. and began to operate under the name Bache Asset Management, Incorporated. Under the 1940 Act, completion of the Transaction, however, resulted in the automatic termination of the Prior Subadvisory Agreement. At the June 15-17, 2011, in-person meeting of the Board, at which all of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved the Interim Subadvisory Agreement in order to prevent the completion of the Transaction and the resulting termination of the Prior Subadvisory Agreement from disrupting the management of the Portfolio’s commodities investment sleeve. Bache has been managing the Portfolio’s commodities investment sleeve based upon the application of the BCI pursuant to the Interim Subadvisory Agreement since July 1, 2011.

At a special August 3, 2011, in-person meeting of the Board, at which a majority of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved the Bache Subadvisory Agreement. The Manager recommended that the Board approve the Bache Subadvisory Agreement since the Interim Subadvisory Agreement expressly provides that the Interim Subadvisory Agreement will automatically terminate no later than November 27, 2011. The Manager also proposed that the Board approve the Jefferies Subadvisory Agreement. The Manager explained to the Board that the implementation of each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement would also be subject to approval by the Portfolio’s shareholders subsequent to the requisite Board approvals. The Board approved the submission of the Proposals to Portfolio shareholders and recommends that Portfolio shareholders vote to approve each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. Assuming the required shareholder approval is received for each Proposal, the Manager would (i) terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement; and (ii) terminate the Bache Subadvisory Agreement and implement the Jefferies Subadvisory Agreement as soon as reasonably practicable after all the trading and custody agreements and operational arrangements required for the implementation of the Jefferies Subadvisory Agreement are finalized.

As further discussed below, the Board determined that in light of its approval of the Prior Subadvisory Agreement and the Interim Subadvisory Agreement at its June 15-17 2011 quarterly Board meeting and the substantially similar terms and conditions of the Prior Subadvisory Agreement, the Interim Subadvisory Agreement and the proposed Bache Subadvisory Agreement, it would be in the best interests of the Portfolio and its shareholders to approve the Bache Subadvisory Agreement and that it was reasonable for the Board to approve the Bache Subadvisory Agreement.

The Board received materials relating to the Bache Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations. In approving the Bache Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Bache; the performance of the Portfolio’s commodities investment sleeve, the profitability of the Manager, Bache, and their respective affiliates; expenses and fees; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Bache Subadvisory Agreement.
The Trustees determined that the overall arrangements among the Portfolio, the Manager and Bache are in the best interests of the Portfolio and its shareholders in light of the services to be performed and the fees to be charged under the Bache Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Bache Subadvisory Agreement are separately discussed below.

Nature, quality and extent of services

The Board noted that it had received and considered information about the nature and extent of services provided to the Portfolio by Bache under the Interim Subadvisory Agreement and those that would be provided by Bache under the proposed Bache Subadvisory Agreement at the August 3, 2011 meeting, noting that the nature and extent of services under both the Interim Subadvisory Agreement and the Bache Subadvisory Agreement were identical in all material respects. The Board further noted that it received favorable compliance reports as to Bache from the Trust’s Chief Compliance Officer.
With respect to the quality of services, the Board considered that the services to be provided to the Portfolio by Bache under the Bache Subadvisory Agreement would not change from the services that Bache is currently providing the Portfolio under the Interim Subadvisory Agreement. As part of its review of the Bache Subadvisory Agreement, the Board considered, among other things, the background and experience of the Bache management team and information it received pertaining to the organizational structure, senior management, investment operations, and other relevant information of Bache and Jefferies. The Board noted the operations of Bache, including the portfolio managers, analyst pool and investment infrastructure, are expected to remain unchanged from those provided under the Interim Subadvisory Agreement. The Board also noted that, due to the Transaction, Bache was no longer an affiliate of the Manager.
The Board noted that it was satisfied with the nature, quality and extent of services provided by Bache with respect to the Portfolio under the Interim Subadvisory Agreement and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by Bache with respect to the Portfolio under the Bache Subadvisory Agreement would be similar in nature to those provided under the Interim Subadvisory Agreement. The Board concluded that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Bache under the Bache Subadvisory Agreement.

Performance

The Board considered PBAM’s performance record in managing the commodities investment sleeve of the Portfolio prior to the Transaction as well as Bache’s performance record in managing the commodities investment sleeve of the Portfolio subsequent to the Transaction, and concluded that that performance record was satisfactory.

Investment Subadvisory Fee Rates

The Board considered the proposed contractual subadvisory fee rate for Bache in the Bache Subadvisory Agreement, which is identical to the contractual subadvisory fee rate for PBAM in the Prior Subadvisory Agreement and the current contractual subadvisory fee rate for Bache in the Interim Subadvisory Agreement. The Board noted that it was satisfied with the contractual subadvisory fee rates in the Prior Subadvisory Agreement and the Interim Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rate for Bache in the Bache Subadvisory Agreement is reasonable in light of the services proposed to be provided.

The Board noted: (i) that PBAM and Bache have historically borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio pursuant to the Prior Subadvisory Agreement and the Interim Subadvisory Agreement and (ii) the Portfolio (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio. The Board further noted that: (i) Bache has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio pursuant to the Bache Subadvisory Agreement and (ii) the Portfolio (and not the Manager or Bache) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

Profitability

Because Bache had only recently commenced serving as a subadviser to the Portfolio as an indirect, wholly-owned subsidiary of Jefferies Group, the Board noted that there was no historical profitability information with respect to Bache to be reviewed in connection with its consideration of the Bache Subadvisory Agreement. The Board has historically concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and an unaffiliated subadviser, as well as the fact that the Manager compensates the unaffiliated subadviser out of its management fee. The Board noted, however, that it would review profitability information in connection with the annual renewal of the Portfolio’s advisory and subadvisory agreements.

Economies of Scale

The Board noted that the economies of scale resulting from the Bache Subadvisory Agreement would be identical to those resulting from the Prior Subadvisory Agreement and the Interim Subadvisory Agreement.

Other Benefits to Bache

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Bache and its affiliates as a result of its relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Bache were consistent with those generally derived by subadvisers to the various investment portfolios of Advanced Series Trust, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by Bache were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Bache Subadvisory Agreement was in the best interests of the Portfolio and its shareholders and recommended that shareholders vote to approve the Bache Subadvisory Agreement.

Approval of the Jefferies Subadvisory Agreement

At a special August 3, 2011, in-person meeting of the Board, at which a majority of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved the Jefferies Subadvisory Agreement. The Manager also proposed that the Board approve the Bache Subadvisory Agreement. The Manager explained to the Board that the implementation of each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement would also be subject to approval by the Portfolio’s shareholders subsequent to the requisite Board approvals. The Board approved the submission of the Proposals to Portfolio shareholders and recommends that Portfolio shareholders vote to approve each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. Assuming the required shareholder approval is received for each Proposal, the Manager would (i) terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement; and (ii) terminate the Bache Subadvisory Agreement and implement the Jefferies Subadvisory Agreement as soon as reasonably practicable after all the trading and custody agreements and operational arrangements required for the implementation of the Jefferies Subadvisory Agreement are finalized.

As is further discussed below, the Board determined that in light of the substantially similar terms and conditions of the Bache Subadvisory Agreement and the proposed Jefferies Subadvisory Agreement, it would be in the best interest of the Portfolio and its shareholders to approve the Jefferies Subadvisory Agreement and that it was reasonable for the Board to approve the Jefferies Subadvisory Agreement.

The Board received materials relating to the Jefferies Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations. In approving the Jefferies Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Jefferies; Jefferies’ investment performance in managing pooled investment vehicles that use investment strategies similar to those proposed to be used by the Portfolio’s commodities investment sleeve; the profitability of the Manager, Jefferies, and their respective affiliates; expenses and fees; and the potential for economies of scale that may be shared with the Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Jefferies Subadvisory Agreement.

The Trustees determined that the overall arrangements among the Portfolio, the Manager and Jefferies are in the best interests of the Portfolio and its shareholders in light of the services to be performed and the fees to be charged under the Jefferies Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Jefferies Subadvisory Agreement are separately discussed below.

Nature, quality and extent of services

The Board noted that it had received and considered information about the nature and extent of services that would be provided to the Portfolio by Jefferies under the proposed Jefferies Subadvisory Agreement at the August 3, 2011 meeting, noting that the nature and extent of services under both the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement were identical in all material respects. The Board further noted that it received favorable compliance reports as to Jefferies from the Trust’s Chief Compliance Officer.
With respect to the quality of services, the Board considered that the services to be provided to the Portfolio by Jefferies would not change from the services that Bache is currently providing the Portfolio under the Interim Subadvisory Agreement. As part of its review of the Jefferies Subadvisory Agreement, the Board considered, among other things, the background and experience of the Jefferies management team and information it received pertaining to the organizational structure, senior management, investment operations, and other relevant information of Jefferies. The Board also noted that, due to the Transaction, Bache was an affiliate of Jefferies and that neither Bache nor Jefferies was an affiliate of the Manager or PFI.
The Board noted that it was satisfied with the nature, quality and extent of services to be provided by Jefferies with respect to the Portfolio under the Jefferies Subadvisory Agreement. The Board concluded that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Jefferies under the Jefferies Subadvisory Agreement.

Performance

The Board considered Jefferies’ investment performance in managing pooled investment vehicles that use investment strategies similar to those proposed to be used by the Portfolio’s commodities investment sleeve and concluded that its performance record was satisfactory.

Investment Subadvisory Fee Rates

The Board considered the proposed contractual subadvisory fee rate for Jefferies in the Jefferies Subadvisory Agreement, which is substantially similar to the contractual subadvisory fee rate for PBAM in the Prior Subadvisory Agreement, the current contractual subadvisory fee rate for Bache in the Interim Subadvisory Agreement, and the proposed contractual subadvisory fee rate for Bache in the Bache Subadvisory Agreement. The Board noted that it was satisfied with the contractual subadvisory fee rates in the Prior Subadvisory Agreement and the Interim Subadvisory Agreement. The Board noted that it was satisfied with the slightly higher contractual subadvisory fee rate in the Jefferies Subadvisory Agreement due to the active management component of the Jefferies investment strategy. The Board concluded that the proposed subadvisory fee rate for Jefferies in the Jefferies Subadvisory Agreement is reasonable in light of the services proposed to be provided.

The Board noted: (i) that PBAM and Bache have historically borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio and (ii) the Portfolio (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio. The Board further noted that: (i) Jefferies has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio but only during the first two years that it manages the Portfolio’s commodities investment sleeve and (ii) the Portfolio (and not the Manager or Jefferies) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

Profitability

Because Jefferies has not yet commenced serving as a subadviser to the Portfolio, the Board noted that there was no historical profitability information with respect to Jefferies to be reviewed in connection with its consideration of the Jefferies Subadvisory Agreement. The Board has historically concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and an unaffiliated subadviser, as well as the fact that the Manager compensates the unaffiliated subadviser out of its management fee. The Board noted, however, that it would review profitability information in connection with the annual renewal of the Portfolio’s advisory and subadvisory agreements.

Economies of Scale

Assuming the continuation of current asset levels for the Portfolio’s commodities investment sleeve, the Board noted that the economies of scale resulting from the Jefferies Subadvisory Agreement would be identical to those resulting from the Prior Subadvisory Agreement and the Interim Subadvisory Agreement. Even if asset levels for the Portfolio’s commodities investment sleeve exceeded the first breakpoint set forth in the Jefferies Subadvisory Agreement, the Board further noted that the economies of scale resulting from the Jefferies Subadvisory Agreement would be similar to those resulting from the Prior Subadvisory Agreement and the Interim Subadvisory Agreement.

Other Benefits to Jefferies

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Jefferies and its affiliates as a result of its relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Jefferies were consistent with those generally derived by subadvisers to the various investment portfolios of Advanced Series Trust, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by Jefferies were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Jefferies Subadvisory Agreement was in the best interests of the Portfolio and its shareholders and recommended that shareholders vote to approve the Jefferies Subadvisory Agreement.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

VOTING INFORMATION

Approval of each Proposal requires approval by a majority of the outstanding voting securities of the Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Portfolio's outstanding voting securities is the lesser of (i) 67% of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve a Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the SEC, each Participating Insurance Company will vote all shares of the Portfolio, including Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (i.e., for the Proposal, against the Proposal, or abstain). The presence at the Meeting of the Participating Insurance Companies affiliated with PI and ASTISI will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against a Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for a Proposal, your shares will be voted in favor of the relevant Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

Solicitation Costs

The costs associated with soliciting voting instructions will be borne by PFI and Jefferies Group or their affiliates. The Portfolio will not bear any of the costs associated with the proxy solicitation. The Manager estimates that the aggregate costs associated with soliciting voting instructions in connection with the Proposals, including the expenses of printing and mailing this Proxy Statement, will be approximately $276,000.

Information about PI and ASTISI
PI and ASTISI are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Principal Officers of PI
Name Position(s)	Principal Occupation(s) During Past Five Years
Judy A. Rice President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Trustees of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Kurt J Byerly Chief Financial Officer, Controller, Executive Vice President and Treasurer

Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Chief Financial Officer and Controller (since March 2008) of Prudential Mutual Fund Services LLC. Formerly, Director - Finance for Prudential Investments (2006 - 2008).

Kathryn L. Quirk Executive Vice President, Chief Legal Officer and Secretary

Vice President and Corporate Counsel (since September 2004) of Prudential Investment LLC; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson Chief Compliance Officer and Vice President	Chief Compliance Officer (since April 2007) of Prudential Investments LLC.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Scott E. Benjamin Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Christopher S. Cooper Executive Vice President

Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Theodore J. Lockwood Executive Vice President

Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Kevin B. Osborn Executive Vice President

Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of ASTISI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with ASTISI	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Stephen Pelletier	Executive Vice President & Director	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Michael Bohm	Treasurer	Chief Financial Officer, Vice President, Assistant Treasurer (from March 2006-January 2011), and Treasurer (since January 2011) of AST Investment Services, Inc.

Information about Management and Certain Subadvisory Agreements

The table below lists: (i) the compensation paid to PBAM by the Manager under the Prior Subadvisory Agreement for the subadvisory services performed by PBAM for the Portfolio, (ii) the compensation to be paid to Bache by the Manager under the Interim Subadvisory Agreement for the subadvisory services performed by Bache for the Portfolio, (iii) the date of the Prior Subadvisory Agreement and the Interim Subadvisory Agreement, and (iv) to the extent applicable, the dates on which each of the Prior Subadvisory Agreement and the Interim Subadvisory Agreement was last submitted to Portfolio shareholders for approval.

Date of Prior Subadvisory Agreement	Date Prior Subadvisory Agreement Last Submitted to Shareholders	Contractual Subadvisory Fee Rate under Prior Subadvisory Agreement
September 22, 2008	June 23, 2008	0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; 0.50% of average daily net assets over $1 billion (Commodities only)+

Date of Interim Subadvisory Agreement	Date Interim Subadvisory Agreement Last Submitted to Shareholders	Contractual Subadvisory Fee Rate under Interim Subadvisory Agreement
July 1, 2011	N/A	0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; 0.50% of average daily net assets over $1 billion* (Commodities only)+

+ PBAM and Bache have borne and Bache will continue to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Portfolio. The Portfolio (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Portfolio.

* Pursuant to the Interim Subadvisory Agreement, compensation earned by Bache is paid into an interest-bearing escrow account with the Portfolio’s custodian. If the Bache Subadvisory Agreement is approved by Portfolio shareholders, the amount in the escrow account (including interest earned on that amount while in escrow) will be paid to Bache. If the Bache Subadvisory Agreement is not approved by Portfolio shareholders, Bache will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Bache in performing its duties under the Interim Subadvisory Agreement (plus interest earned on amounts held in escrow); or (ii) the total amount in the escrow account (plus interest earned on that amount while in escrow).

The table below sets forth, for the fiscal year ended December 31, 2010, the total: (i) investment management fees directly paid by the Portfolio to the Manager for investment management services performed by the Manager for the Portfolio under the Management Agreement, (ii) the total subadvisory fees received by PBAM from the Manager for subadvisory services performed by PBAM for the Portfolio under the Prior Subadvisory Agreement, (iii) the pro forma total subadvisory fees that would have been received by Bache from the Manager for subadvisory services had the Bache Subadvisory Agreement been in effect, and (iv) the pro forma total subadvisory fees that would have been received by Jefferies from the Manager for subadvisory services had the Jefferies Subadvisory Agreement been in effect.

Total Management Fees Paid by Portfolio to PI and ASTISI	Total Subadvisory Fees Paid to PBAM by PI and ASTISI	Pro Forma Total Subadvisory Fees That Would Have Been Paid to Bache by PI and ASTISI	Pro Forma Total Subadvisory Fees That Would Have Been Paid to Jefferies by PI and ASTISI
$39,106,130	$1,787,246	$1,787,246	$1,787,246

As shown in the table immediately above, the amount of subadvisory fees that would have been paid to Bache or Jefferies had the Bache Subadvisory Agreement or the Jefferies Subadvisory Agreement been in effect during the fiscal year ended December 31, 2010 is identical to the amount of subadvisory fees that were actually paid to Bache under the Bache Subadvisory Agreement during that period.

Information about Other Subadvisers and Subadvisory Agreements for the Portfolio

Bache serves as a subadviser to the Portfolio along with certain other subadvisers. The Board approved the renewal of the subadvisory agreements with each of the Portfolio’s other subadvisers (other than J.P. Morgan Investment Management, Inc. and Mellon Capital Management Corporation) at the Board meeting held on June 15-17, 2011. The Board approved the initial subadvisory agreement with J.P. Morgan Investment Management, Inc. at the Board meeting held on June 15-17, 2011 without shareholder approval pursuant to the above-referenced exemptive order from the SEC. J.P. Morgan Investment Management, Inc. has not yet, however, commenced serving as a subadviser to the Portfolio. The Manager’s subadvisory agreement with Mellon Capital Management Corporation relating to the Portfolio was not renewed at the Board meeting held on June 15-17, 2011 and is no longer in effect. Subject to the forgoing, the contractual subadvisory fee rates for the Portfolio’s other subadvisers and the compensation paid to them by the Manager during the fiscal year ended December 31, 2010 is set forth below:

Other Subadvisers	Contractual Subadvisory Fee Rate	Fees paid as of fiscal year ended December 31, 2010 ($)
Pacific Investment Management Company LLC (PIMCO)	0.25% of average daily net assets (Inflation-Indexed Securities assets only)	335,586
PIMCO	0.25% of average daily net assets (International Fixed-Income (Un-Hedged) assets only)	349,389
PIMCO	0.45% of average daily net assets (Emerging Markets Fixed-Income assets only)	845,397
Mellon Capital Management Corporation	0.90% of average daily net assets to $100 million; and 0.85% of average daily net assets over $100 million (Global Tactical Asset Allocation assets only)	770,444
Quantitative Management Associates LLC (QMA)	0.075% of average daily net assets of entire Portfolio (Fee applies only to overall asset allocation and direct management of Overlay investment strategy)	4,073,555
QMA	1.00% of average daily net assets (Long/Short Market Neutral assets only)	827,775
Jennison Associates LLC	0.60% of average daily net assets to $100 million; 0.55% of average daily net assets over $100 million (Global Infrastructure assets only )	1,073,123
AlphaSimplex Group, LLC	0.80% of average daily net assets to $500 million; 0.65% of average daily net assets over $500 million (Hedge Fund Replication assets only)	427,907
First Quadrant L.P.	0.90% of average daily net assets (Global Macro assets only)*	851,303
First Quadrant L.P.	0.65% of average daily net assets to $100 million; 0.55% of average daily net assets from $100 million to $200 million; and 0.50% of average daily net assets over $200 million (Currency assets only)*	228,563
AQR Capital Management, LLC & CNH Partners, LLC	1.00% of average daily net assets to $100 million; 0.90% of average daily net assets over $100 million (Diversified Arbitrage assets only)	506,060
J.P. Morgan Investment Management, Inc.

1.00% of average daily net assets to $50 million;
0.90% of average daily net assets from $50 million to 150 million; and
0.80% of average daily net assets exceeding $150 million
(Market Neutral assets only)

		N/A

* For purposes of calculating the subadvisory fee payable to First Quadrant, L.P. (First Quadrant) with respect to the currency sleeve of the Portfolio, the assets managed by First Quadrant in the global macro sleeve of the Portfolio will be aggregated with the assets managed by First Quadrant in the currency sleeve of the Portfolio.

Comparable Funds Subadvised by Bache

Fund	Fund Assets (as of 6/30/11)	Contractual Subadvisory Fee Rate
Prudential Real Assets Fund	$54,609,094	0.45% of average daily net assets (Fee applies only to the assets allocated to the commodities real asset class )

Jefferies currently does not manage any registered investment company with substantially similar investment objectives and policies as the Portfolio.

Brokerage Commissions

The Portfolio paid the following commission to affiliated broker dealers for the fiscal year ended December 31, 2010:

Affiliated Broker	Commissions Paid	Percentage of total brokerage commissions paid to affiliated brokers
Prudential Bache Asset Management	$6	0%

Shareholder Ownership

As of the Record Date, all of the shares of the Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct it as to how to vote Portfolio shares.

The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Portfolio.

Shareholder Name	Address	No. Shares / % of Portfolio
Pru Annuity Distributor Inc	Attn: Separate Accounts, 7th Floor Newark, NJ 07102	347,592,548 / 52.36%
Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor Newark, NJ 07102	301,242,266 / 44.51%

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Portfolio as of the Record Date. To the knowledge of the Trust, the Trustees of the Trust as a group have not engaged in transactions involving the securities of PFI in an amount exceeding 1% of PFI’s outstanding voting securities.

SHAREHOLDER PROPOSALS

Any Portfolio shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Manager knows of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this ____ day of __________, 2011 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Bache Asset Management, Incorporated, a New Jersey corporation (Bache or the Subadviser),
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.
(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.
(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Bache Asset Management, Incorporated, One New York Plaza, 13th Floor, New York, New York 10004 Attention: Secretary (with a copy to Bache’s Chief Legal Officer).

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

BACHE ASSET MANAGEMENT, INCORPORATED

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Bache Asset Management, Incorporated, Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Bache Asset Management, Incorporated an advisory fee on the net assets managed by Bache Asset Management, Incorporated that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST Academic Strategies Asset Allocation     0.60% of average daily net assets to $500 million;
0.55% of average daily net assets from $500 million to $1 billion; and
0.50% of average daily net assets exceeding $1 billion

Dated as of __________ __, 2011.

Exhibit B

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this ____ day of __________, 2011 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Jefferies Asset Management, LLC, a Delaware limited liability company (Jefferies or the Subadviser),
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.
(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.
(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.
(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.
(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Jefferies Asset Management, LLC, One Station Place, Three North, Stamford, CT 06902, Attention: Secretary (with a copy to Jefferies’ Chief Legal Officer).

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

JEFFERIES ASSET MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Jefferies Asset Management, LLC, Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Jefferies Asset Management, LLC an advisory fee on the net assets managed by Jefferies Asset Management, LLC that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST Academic Strategies Asset Allocation     0.60% of average daily net assets to $750 million;
0.55% of average daily net assets from $750 million to $1 billion; and
0.50% of average daily net assets exceeding $1 billion

Dated as of __________ __, 2011.

ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-888-221-0697 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — September 19, 2011

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Allstate Life Insurance Company, or Allstate Life Insurance Company of New York, as applicable (the Insurance Company), to vote all shares of the AST Academic Strategies Asset Allocation Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on September 19, 2011 at 10:00 a.m. Eastern Daylight Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ?

PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR each proposal.

FOR	AGAINST	ABSTAIN

1.  To approve a new subadvisory agreement between Prudential Investments LLC, AST Investment Services, Inc., and Bache Asset Management, Incorporated relating to the AST Academic Strategies Asset Allocation Portfolio of Advanced Series Trust.

☐	☐	☐

2.  To approve a new subadvisory agreement between Prudential Investments LLC, AST Investment Services, Inc., and Jefferies Asset Management, LLC relating to the AST Academic Strategies Asset Allocation Portfolio of Advanced Series Trust.

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.